UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2008

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                          000-52178                 20-4663714
----------------------------------    ---------                 -----------
(State or Other Jurisdiction)         (Commission File No.)  (I.R.S. Employer
  of Incorporation)                                          Identification No.)


68 North Plank Road, Newburgh, New York                         12550
---------------------------------------                         -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 3.03   Material Modification to Rights of Security Holders

On July 1, 2008, the Board of Directors of ES Bancshares, Inc. (the "Company") issued a press release announcing that effective June 30, 2008, it had reduced the exercise price of its Common Stock Purchase Warrants from $10 per share to $6.75. Also effective June 30, 2008, the Board reduced the exercise price of the Company's Organizer Warrants from $10.00 per share to $6.75 until October 31, 2008, after which time the exercise price will revert to $10.00.

The Board had previously announced that the expiration date of the Company's Common Stock Purchase Warrants was extended from June 28, 2008 to October 31, 2008. The expiration date of June 28, 2009 for the Company's Organizer Warrants remains unchanged.

Item 9.01.  Financial Statements and Exhibits.

      (a) Financial Statements of Businesses Acquired: None

      (b) Pro Forma Financial Information: None

      (c) Shell Company Transactions: None

      (d) Exhibits: Exhibit 99.1 Press Release















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ES BANCSHARES, INC.


DATE: July 1, 2008                      By: /s/ Anthony P. Costa
                                            ------------------------------------
                                            Anthony P. Costa
                                            Chairman and Chief Executive Officer